UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2005

BRONCO DRILLING COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51471	20-2902156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue, Suite 100 Oklahoma City, OK		73134 (Zip code)
(Address of principal executive offices)

(405) 242-4444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-125405) filed by Bronco Drilling Company, Inc. (the “Company”) with the Securities and Exchange Commission on July 14, 2005 (the “Registration Statement”), on July 13, 2005 the Company completed the acquisition of all of the membership interests in Strata Drilling, L.L.C. and a related rig yard owned by Strata Property, L.L.C. (the “Strata Acquisition”). Included in the Strata Acquisition were two operating rigs, one rig that is currently being refurbished, related structures, equipment and components and a 16 acre yard in Oklahoma City, Oklahoma used for equipment storage and refurbishment of stacked rigs. The aggregate purchase price was $20,000,000, of which $13,000,000 was paid in cash and $7,000,000 was paid in the form of promissory notes issued to the sellers. The Company funded the cash portion of the purchase price with a $13,000,000 loan from Alpha Investors LLC. The $7,000,000 outstanding principal balance of the promissory notes issued to the sellers is automatically reduced by the amount of any costs and expenses the Company pays in connection with the refurbishment of one of the rigs it acquired from the sellers. The sellers have agreed to complete the refurbishment of this rig on or before the end of 2005, subject to limited exceptions. The Company granted the sellers a security interest in this rig to collateralize its obligations under the notes. The outstanding principal balance on these notes does not bear any interest other than default interest in the event of a default. Pursuant to Rule 3-05(b)(4)(i) of Regulation S-X, the Company omitted from the Registration Statement separate financial statements relating to the recently consummated Strata Acquisitions in the Registration Statement.

The foregoing description of the material terms of the Strata Acquisition does not purport to be complete and is qualified in its entirety by reference to the Membership Interest Purchase Agreements, copies of which are attached as Exhibit 2.1 and 2.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The Membership Interest Purchase Agreements entered into in connection with the Strata Acquisitions have been attached to this Current Report on Form 8-K as exhibits to provide investors with information regarding their terms. Except for their status as contractual documents that establish and govern the legal relations among the parties with respect to the transactions described above, the Membership Interest Purchase Agreements are not intended to be a source of factual, business or operational information about the parties. The representations, warranties, and covenants made by the parties in the Membership Interest Purchase Agreements were made only for the purposes of such agreements and as of specific dates and are qualified by information in the schedules referenced in the Membership Interest Purchase Agreements that the Company delivered in connection with the execution of the Membership Interest Purchase Agreements. Representations and warranties may be used as a tool to allocate risks between the respective parties to the agreements, including where the parties do not have complete knowledge of all facts, instead of establishing these matters as facts. Furthermore, they may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. Accordingly, they should not be viewed as statements of factual information.

Pursuant to Rule 3-05(b)(4)(ii) of Regulation S-X, the Company is filing this Current Report on Form 8-K (not later than 75 days after the date of the consummation of the Strata Acquisitions) in order to provide the combined financial statements of Strata Drilling, L.L.C. and Strata Property, L.L.C. and the pro forma combined financial information for the Company required with respect to the Strata Acquisitions.

Attached as Exhibit 99.1 to this Current Report on Form 8-K are audited combined financial statements of Strata Drilling L.L.C. and its affiliate Strata Property, L.L.C. (“Affiliate”), which are under common control, as of and for the year ended December 31, 2004, and the un-audited financial statements of Strata Drilling L.L.C. and Affiliate, as of and for the six months ended June 30, 2005.

Attached as Exhibit 99.2 to this Current Report on Form 8-K are the pro forma financial statements, which combine the operations of Bronco Drilling L.L.C. and its consolidated subsidiaries and Strata Drilling L.L.C. and Affiliate The combined pro forma financial statements include a combined pro forma balance sheet as of June 30, 2005 and combined pro forma statements of operations for the six months ended June 30, 2005 and year ended December 31, 2004. The accompanying notes to the combined pro forma financial statements reflect pro forma adjustments to remove, from the June 30, 2005 combined pro forma balance sheet, assets of Strata, which were not acquired as well as liabilities which were not assumed and to record the allocation of the purchase price to the assets acquired. The notes also reflect pro forma adjustments to the combined pro forma statements of operations for the six months ended June 30, 2005 and the year ended December 31, 2004, which assume that the acquisition had occurred on January 1, 2004. Adjustments were made to increase interest and depreciation expense for the effect of the other pro forma adjustments.

ITEM 9.01.	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Audited combined financial statements of Strata Drilling, L.L.C. as of and for the year ended December 31, 2004 and the unaudited combined financial statements of Strata Drilling, L.L.C. ad Affiliate as of and for the six months ended June 30, 2005, are filed herewith as Exhibit 99.1.

(b) Pro forma financial information.

Combined pro forma financial statements, reflecting the Company’s acquisition of the Strata assets, including a combined pro forma balance sheet as of June 30, 2005 and combined pro forma statements of operations for the six months ended June 30, 2005 and the year ended December 31, 2004, are filed herewith as Exhibit 99.2

(c) Exhibits

Exhibit Number	Description

2.1*	Membership Interest Purchase Agreement, dated June 30, 2005, by and among Glen L. McAlister and Bronco Drilling Company, L.L.C.

2.2*	Membership Interest Purchase Agreement, dated June 30, 2005, by and among CBK Limited Partnership, Jerod Wilson LP, and Bronco Drilling Company, L.L.C.

99.1*	Audited and Un-audited Financial Statements of Strata Drilling, L.L.C.

99.2*	Combined Pro Forma Financial Statements of Bronco Drilling Company, Inc.

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRONCO DRILLING, LLC

By:	/s/ ZACHARY M. GRAVES
Zachary M. Graves Chief Financial Officer

Date: September 26, 2005